UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2021

QUANTUM COMPUTING, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-56015	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of principal executive offices, including zip code)

(703) 436-2161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001	QUBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation

On September 22, 2021, the Board of Directors of Quantum Computing, Inc. (the “Company”) was informed of the resignation of Mr. Justin Schreiber from the Board of Directors effective immediately. Mr. Schreiber’s decision to resign was not as a result of any disagreement with the Company relating to its operations, policies or practices.

Appointment

On September 22, 2021, the Board of Directors of the Company appointed Mr. William J. McGann as a member of the Board of Directors. Mr. McGann has been determined by the Board of Directors of the Company to be an independent director consistent with Rule 5605(a)(2) of the NASDAQ listing standards. Mr. McGann will serve as a member of the Audit Committee, as the Chairman of the Compensation Committee and as a member of the Nominating and Governance Committee filling in the vacancies created by the resignation of Mr. Schreiber.

On September 24, 2021, the Company entered into a Director Agreement with Mr. McGann (“McGann Director Agreement”). Pursuant to the McGann Director Agreement, Mr. McGann shall serve as a member of the Board of Directors of the Company and will receive $20,000 annually in addition to 100,000 options annually, vesting quarterly at the stock price on the date of grant.

The foregoing description is a summary only, and does not purport to set forth the complete terms of the McGann Director Agreement and is qualified in its entirety by reference to the McGann Director Agreement filed as Exhibit 10.1 to this current report on Form 8-K and is hereby incorporated by reference.

Item 8.01 Other Events.

On September 23, 2021, the Company issued a press release in connection with the appointment of Mr. McGann to the Board of Directors of the Company. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	McGann Director Agreement, dated September 24, 2021
99.1	Press Release, dated September 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: September 24, 2021	By:	/s/ Christopher Roberts
Christopher Roberts Chief Financial Officer

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